UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2021 (July 26, 2021)

VINTAGE WINE ESTATES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40016	87-1005902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

937 Tahoe Boulevard, Suite 210

Incline Village, Nevada 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (707) 346-3640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2021, Vintage Wine Estates, Inc. (the “Company”) (formerly Bespoke Capital Acquisition Corp. (“BCAC”)) and TSX Trust Company (the “Warrant Agent”) entered into a First Supplemental Warrant Agency Agreement (the “Supplemental Warrant Agreement”) to the Warrant Agency Agreement, dated as of August 15, 2019 (the “Warrant Agreement”), between BCAC and the Warrant Agent. The Warrant Agreement governs the outstanding warrants that were originally issued by BCAC and which, upon the previously completed domestication of BCAC from the Province of British Columbia to the State of Nevada, continued and remained outstanding on a one-for-one basis as warrants of the Company (the “Warrants”). The Warrants and the shares of common stock issuable upon exercise thereof are registered on the Company’s Registration Statement on Form S-4 (Registration No. 333-254260).

The Supplemental Warrant Agreement amends the Warrant Agreement to, among other things, (i) eliminate certain restrictive provisions made unnecessary due to the registration of the Warrants, (ii) replace all references to “Bespoke Capital Acquisition Corp.” with “Vintage Wine Estates, Inc.” and otherwise reflect the completion of the business combination between BCAC and Vintage Wine Estates, Inc., a California corporation and (iii) make corresponding modifications to the Form of Warrant Certificate in connection with such amendments.

The foregoing description of the Supplemental Warrant Agreement and the Form of Warrant Certificate does not purport to be complete and is qualified in its entirety by the full text of the Supplemental Warrant Agreement and the Form of Warrant Certificate, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	First Supplemental Warrant Agency Agreement, dated as of July 26, 2021, by and between Vintage Wine Estates, Inc. and TSX Trust Company.

4.2	Form of Warrant Certificate (included as Schedule “A” to Exhibit 4.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2021	VINTAGE WINE ESTATES, INC.

	By:	/s/ Patrick Roney
Name: Patrick Roney
Title: Chief Executive Officer